Exhibit 99.2



                        UNAUDITED PRO FORMA CONSOLIDATED
                              FINANCIAL STATEMENTS

         The following unaudited pro forma consolidated financial information presents (i) the consolidated pro forma balance sheet of Vornado Realty Trust as of December 31, 2001, as if the merger had occurred on December 31, 2001, and
(ii) the consolidated pro forma income statement of Vornado Realty Trust for the year ended December 31, 2001, as if the merger had occurred on January 1, 2001.

         The unaudited pro forma consolidated financial information is not necessarily indicative of what Vornado Realty Trust's actual results of operations or financial position would have been had these transactions been consummated on the dates indicated, nor does it purport to represent Vornado Realty Trust's results of operations or financial position for any future period. In management's opinion, all adjustments necessary to reflect this transaction have been made.

         The unaudited consolidated pro forma financial information should be read in conjunction with the consolidated financial statements and notes thereto included in the Annual Report on Form 10-K for the year ended December 31, 2001, filed with the Securities and Exchange Commission on March 11, 2002, and the consolidated financial statements and notes thereto of Charles E. Smith Commercial Realty L.P. ("CESCR") as of and for the year ended December 31, 2001, which are attached to this Form 8-K/A as exhibit 99.1.

         The unaudited pro forma consolidated financial statements do not reflect the non-recurring costs and expenses associated with integrating the operations of the two limited partnerships, nor any of the anticipated recurring expense savings arising from the integration. Costs of integration may result in significant non-recurring charges to the combined results of operations after completion of the merger; however, the actual amount of such charges cannot be determined until the transition plan relating to the integration of operations is completed.

                                                    VORNADO REALTY TRUST
                                            PRO FORMA CONSOLIDATED BALANCE SHEET
                                                   AS OF DECEMBER 31, 2001
(amounts in thousands)

                                                     VORNADO        CESCR        PRO FORMA          TOTAL
                                                    HISTORICAL     HISTORICAL    ADJUSTMENTS      PRO FORMA
                                                   -----------    -----------   ---------------   ----------
 ASSETS

 Real Estate, Net                                  $ 4,183,986    $ 1,193,397   $ 1,302,045 (A)   $6,668,448
                                                                                     (4,312)(C)
                                                                                     (6,668)(D)
 Investments and Advances
   to Partially-Owned Entities                       1,270,195          8,424      (347,263)(B)      931,356
 Notes and Mortgages Receivable                        258,555              -             -          258,555
 Cash and Cash Equivalents                             265,584              -       (30,000)(F)      235,584
 Receivable Arising from the
   Straight-lining of Rents                            138,154         24,133       (24,133)(A)      142,466
                                                                                      4,312 (C)
 Other Assets                                          660,869         82,343       (21,917)(A)      742,022
                                                                                     14,059 (A)
                                                                                      6,668 (D)
                                                   -----------    -----------   -----------       ----------
 TOTAL ASSETS                                      $ 6,777,343    $ 1,308,297   $   892,791       $8,978,431
                                                   ===========    ===========   ===========       ==========

 LIABILITIES AND SHAREHOLDERS' EQUITY

 Liabilities:
   Notes and Mortgages Payable                     $ 2,477,173     $1,470,057   $    34,527 (E)   $3,981,757
   Revolving Credit Facility                                -          33,000             -           33,000
   Other Liabilities                                   250,140         53,829         2,520 (A)      306,489
                                                   -----------     ----------   -----------       ----------
   Total Liabilities                                 2,727,313      1,556,886        37,047        4,321,246

 Minority Interest of Unitholders
   in the Operating Partnership                      1,479,658              -       607,155 (A)    2,086,813

 Convertible Redeemable Class C Units                        -         59,164       (59,164)(G)            -
 Shareholders' Equity                                2,570,372       (307,753)      307,753 (G)    2,570,372
                                                   -----------     ----------   -----------       ----------
 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY        $ 6,777,343     $1,308,297   $   892,791       $8,978,431
                                                   ===========     ==========   ===========       ==========


                                                   VORNADO REALTY TRUST
                                         PRO FORMA CONSOLIDATED INCOME STATEMENT
                                                  AS OF DECEMBER 31, 2001
(amounts in thousands,
 except per share amounts)

                                                            Historical
                                                   ---------------------------   Pro Forma          Total
                                                     Vornado           CESCR    Adjustments       Pro Forma
                                                   -------------   -----------  ------------      -----------
 REVENUES:
 Rentals                                              $ 841,999     $ 354,818     $   4,189 (H)   $1,201,006
 Expense Reimbursements                                 133,114         9,890             -          143,004
 Property Management, Leasing and Other                  10,660        17,794             -           28,454
                                                   -------------   -----------  ------------      -----------
 Total Revenues                                         985,773       382,502         4,189        1,372,464
                                                   -------------   -----------  ------------      -----------
 EXPENSES:
 Operating                                              398,969       113,487             -          512,456
 Depreciation and Amortization                          123,862        53,936        25,819 (I)      203,617
 General and Administrative                              72,572        21,559             - (J)       94,131
 Costs of Acquisitions not Consummated                    5,223             -             -            5,223
                                                   -------------   -----------  ------------      -----------
 Total Expenses                                         600,626       188,982        25,819          815,427
                                                   -------------   -----------  ------------      -----------

 Operating Income                                       385,147       193,520       (21,630)         557,037
 Income Applicable to Alexander's                        24,548             -             -           24,548
 Income from Partially-Owned Entities                    80,612           371       (28,653)(K)       52,330
 Interest and Other Investment Income                    54,385         1,604             -           55,989
 Interest and Debt Expense                             (173,076)     (112,695)        4,565 (L)     (281,206)
 Net Gain on Disposition of Assets                        7,425             -             -            7,425
 Minority Interest:
   Perpetual Preferred Unit Distributions               (70,705)            -             -          (70,705)
   Minority Limited Partnership Earnings                (39,138)            -       (34,830)(M)      (73,968)
   Partially-Owned Entities                              (2,520)            -             -           (2,520)
                                                   -------------   -----------  ------------      -----------
 Income before Cumulative Effect of Change in
   Accounting Principle and Extraordinary Item          266,678        82,800       (80,548)         268,930
 Cumulative Effect of Change in
   Accounting Principle                                  (4,110)            -             -           (4,110)
 Extraordinary Item                                       1,170           (87)            -            1,083
                                                   -------------   -----------  ------------      -----------

 Net Income                                             263,738        82,713       (80,548)         265,903
 Preferred Stock Dividends                              (36,505)      (15,080)       15,080 (N)      (36,505)
                                                   -------------   -----------  ------------      -----------

 Net Income Applicable to Common Shares               $ 227,233      $ 67,633     $ (65,468)      $  229,398
                                                   =============   ===========  ============      ===========
 Net Income per Common Share-diluted, based
 on 92,072,607 weighted average shares                   $ 2.47                                       $ 2.49
                                                   =============                                  ===========

 (A) Excess of fair value over net assets acquired:
       Vornado's existing ownership interest                                    $   347,263
       Cost of 66% interest to be acquired:
         Value of units issued                                     $  607,155
         Value of CESCR unit options acquired                           2,520
         CESCR Phantom units acquired for cash                          1,200
         Estimated transaction costs                                   28,800
                                                                   ----------
                                                                                    639,675
                                                                                -----------
                                                                                    986,938
       CESCR historical net deficit acquired                                       (248,589)
                                                                                -----------
                                                                                  1,235,527
       Elimination of deferred rent receivable arising from
         straight-lining of rent escalations                                         24,133
       Elimination of deferred charges                                               21,917
                                                                                -----------
       EXCESS OF FAIR VALUE OVER NET ASSETS ACQUIRED                            $ 1,281,577
                                                                                ===========
       Balance Sheet Allocation:
         Adjustment to real estate                                              $ 1,302,045
         Fair value of management company                                            14,059
                                                                                -----------
         Total Assets                                                             1,316,104
         Adjustment to fair value of CESCR outstanding debt                         (34,527)
                                                                                -----------
         Excess of fair value over net assets acquired                           $1,281,577
                                                                                ===========

 (B) Elimination of Vornado's existing ownership interest in CESCR which was accounted for on the equity method.

(C) Carryover basis of CESCR receivable arising from the straight-lining of rents relating to the portion of the business already owned by Vornado.

 (D) Carryover basis of CESCR deferred charges related to the portion of the business already owned by Vornado.

 (E) Adjustment to fair value CESCR outstanding debt at December 31, 2001.

 (F) To record estimated transaction costs funded from Vornado's working capital.

 (G) Elimination of CESCR preferred redeemable and common equity.

 (H) To adjust rental income arising from straight-line rent to reflect the straight-lining of leases containing rent step-ups over the lease terms from January 1, 2001.

 (I) To adjust depreciation and amortization for the acquisition of CESCR, assuming a depreciable life of 40 years on the real estate and 10 years on the intangible asset - management company.

 (J) Management estimates that there will be a reduction of general and administrative expenses as a result of the acquisition of approximately $4 million annually. This reduction has not been reflected in the pro forma financial statements as there can be no assurance that Vornado will be successful in the realization of these savings.

 (K) To eliminate Vornado's equity in income of CESCR.

 (L) To adjust interest expense for the amortization of the mark-to-market adjustment on CESCR outstanding debt using the effective interest rate method.

 (M) To adjust minority interest for units issued to CESCR partners. Prior to the Merger, Vornado Realty Trust owned approximately 88% of Vornado Realty L.P. and was its sole general partner. As a result of the Merger and as of February 1, 2002, Vornado Realty Trust owns approximately 79% of Vornado Realty L.P. and remains its sole general partner.

 (N) To eliminate the CESCR preferred dividend paid to Vornado prior to the acquisition.

                              VORNADO REALTY TRUST
                            SUPPLEMENTAL INFORMATION

(amounts in thousands)


                                                 FOR THE YEAR ENDED DECEMBER 31, 2001
                                       ----------------------------------------------------------
                                         HISTORICAL                        PRO FORMA
                                          VORNADO         %                 VORNADO         %
                                       --------------- --------         ---------------- --------
EBITDA BY SEGMENT:
NYC Office                                  $ 295,222      38%                $ 295,222      31%
CESCR                                          84,943      11%                  250,237      26%
                                       --------------- --------         ---------------- --------
Total Office                                  380,165      49%                  545,459      57%
Retail                                        117,651      15%                  117,651      12%
Merchandise Mart                              110,802      14%                  110,802      12%
Temperature Controlled Logistics               78,437      10%                   78,437       8%
Other  (2)                                     96,827      12%                   96,827      11%
                                       --------------- --------         ---------------- --------
Total EBITDA (1) (2)                        $ 783,882     100%                $ 949,176     100%
                                       =============== ========         ================ ========

-----------------------------------------------------

 (1) EBITDA represents income before interest, taxes, depreciation and amortization, extraordinary or non-recurring items, gains or losses on sales of depreciable real estate, the effect of straight-lining of property rentals for rent escalations and minority interest. Management considers EBITDA a supplemental measure for making decisions and assessing the performance of its segments. EBITDA may not be comparable to similarly titled measures employed by other companies.

(2) EBITDA for the year ended December 31, 2001 includes (i) $5,223 for costs of acquisitions not consumated, (ii) $16,513 for the write-off of investments in technology companies, (iii) the write-off of Vornado Realty Trust's entire net investment in the Russian Tea Room of $7,374, (iv) $1,250 for donations to the Twin Towers Fund and the NYC Fireman's Fund and
     (v) $15,657 of an after-tax net gain on sale of Park Laurel condominium units.

                              VORNADO REALTY TRUST
                            SUPPLEMENTAL INFORMATION
                             (AMOUNTS IN THOUSANDS)

     Funds from operations for the year ended December 31, 2001, includes (i) $15,657 of an after tax net gain on sale of Park Laurel condominium units, (ii) a charge of $5,223 for the write-off of costs associated with acquisitions not consummated, (iii) a charge of $16,513 resulting from the write-off of all of Vornado Realty Trust's investments in technology companies, (iv) the write-off of Vornado Realty Trust's entire net investment in the Russian Tea Room of $7,374, and (v) $1,250 for donations to the Twin Towers Fund and the NYC Firemman's Fund. The following table reconciles net income and funds from operations for the year ended December 31, 2001:

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2001
                                                              ------------------------------------------------------
                                                                       HISTORICAL
                                                              ------------------------     PRO FORMA        TOTAL
 FUNDS FROM OPERATIONS ("FFO") (1)                             VORNADO         CESCR      ADJUSTMENTS     PRO FORMA
                                                              ----------    ----------    -----------   ------------
 Net Income Applicable to Common Shares                       $ 227,233     $  82,713     $ (80,548)      $ 229,398
 Cumulative Effect of Change in Accounting Principle              4,110             -             -           4,110
 Extraordinary Item                                              (1,170)           87             -          (1,083)
 Depreciation and Amortization of Real Property                 119,568        52,778        24,413         196,759
 Straight-Lining of Property Rentals for Rent Escalations       (24,314)          160        (4,189)        (28,343)
 Leasing Fees in Excess of Income Recognized                      1,954             -             -           1,954
 Appreciation of Securities Held in Officer's Deferred
 Compensation Trust                                               3,023             -             -           3,023
 Net Gain on Sale of Real Estate                                (12,445)            -             -         (12,445)
 Net Gain on Condemnation Proceeding                             (3,050)            -             -          (3,050)
 Proportionate Share of Adjustments to Equity in
 Income of Partially-Owned Entities to Arrive at FFO             58,919             -       (17,999)         40,920

 Minority Interest in Excess of Preferential Distributions      (16,810)            -       (20,128)        (36,938)
                                                              ----------    ----------    ----------    ------------
                                                                357,018       135,738       (98,451)        394,305
 Series A Preferred Stock Dividends                              19,505             -             -          19,505
                                                              ----------    ----------    ----------    ------------
 FFO (1)                                                        376,523       135,738       (98,451)        413,810

 Adjustments to arrive at Operating Partnership FFO:
 Addback of Minority Interest Reflected as Equity
 in the Operating Partnership                                    52,514             -        69,990         122,504
                                                              ----------    ----------    ----------    ------------
 Operating Partnership FFO (2)                                $ 429,037     $ 135,738     $ (28,461)      $ 536,314
                                                              ==========    ==========    ==========    ============

 CASH FLOW PROVIDED BY (USED IN):
 Operating Activities                                         $ 387,685     $ 145,459     $  28,653       $ 561,797
 Investing Activities                                           (79,722)      (86,846)      (21,048)       (187,616)
 Financing Activities                                          (179,368)      (64,468)            -        (243,836)

 Expenditures to Maintain the Assets, including
 Tenant Improvements                                          $  41,093     $  26,765     $       -       $  67,858
 Leasing Commissions                                             19,536         3,359             -          22,895
                                                              ----------    ----------    ----------    ------------
 TOTAL RECURRING CAPITAL EXPENDITURES                         $  60,629     $  30,124     $       -       $  90,753
                                                              ==========    ==========    ==========    ============

--------------------------------------------------------------------------------
 (1) Funds from operations does not represent cash generated from operating activities in accordance with accounting principles generally accepted in the United States of America and is not necessarily indicative of cash available to fund cash needs which is disclosed in the Consolidated Statements of Cash Flows in Vornado Realty Trust's Form 10-Q. There are no material legal or functional restrictions on the use of funds from operations. Funds from operations should not be considered as an alternative to net income as an indicator of Vornado Realty Trust's operating performance or as an alternative to cash flows as a measure of liquidity. Management considers funds from operations a supplemental measure of operating performance and along with cash flow from operating activities, financing activities and investing activites, it provides investors with an indication of the ability of Vornado Realty Trust to incur and service debt, to make capital expenditures and to fund other cash needs. Funds from operations may not be comparable to similarly titled measures reported by other REITs since a number of REITs, including Vornado Realty Trust, calculate funds from operations in a manner different from that used by NAREIT. Funds from operations, as defined by NAREIT, represents net income applicable to common shares before depreciation and amortization, extraordinary items and gains and losses on sales of real estate. Funds from operations as disclosed above has been modified from this definition to adjust primarily for the effect of straight-lining of property rentals for rent escalations and leasing fee income.

 (2) The number of shares that should be used for determining diluted funds from operations per share and Vornado Realty L.P. ("OP") funds from operations per share is as follows:

                                                                        For the Year Ended December 31, 2001
                                                              ------------------------------------------------------
                                                                       Historical
                                                              ------------------------     Pro Forma        Total
 Funds From Operations ("FFO") (1)                             Vornado         CESCR      Adjustments     Pro Forma
                                                              ----------    ----------    -----------   ------------

 Shares used for determining diluted FFO per share               99,719           -               -          99,719
 Convertible OP units:
 Non-VNO Class A Units                                            6,140           -          15,613          21,753
 Class D Units                                                        -           -               -               -
 B-1                                                                822           -               -             822
 B-2                                                                411           -               -             411
 C-1                                                                855           -               -             855
 E-1                                                              5,680           -               -           5,680
                                                              ----------     -------      -----------     ----------
 Shares used for determining OP diluted FFO per share           113,627           -          15,613         129,240
                                                              ==========     =======      ===========     ==========